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                     PERSONAL GUARANTY OF PAYMENT AND PERFORMANCE

     THIS PERSONAL GUARANTY OF PAYMENT AND PERFORMANCE ("Guaranty"), is made as of July 14, 1997, by Melvin L. Reich, D.O. ("Guarantor"), whose address is 4603 Seashore Drive, Newport Beach, California 92663, in favor of Prospect Medical Group, Inc., a California professional corporation ("Purchaser"), whose address is 18200 Yorba Linda Blvd., Suite 409, Yorba Linda, California 92686.

                                     WITNESSETH:

     WHEREAS, Guarantor is the sole shareholder of Santa Ana/Tustin Physicians Group, Inc., a California professional corporation ("Company"); and

     WHEREAS, Purchaser is acquiring all of the shares of Company pursuant to the terms of that certain Agreement for the Purchase and Sale of Stock, dated June 23, 1997, by and among Purchaser, Company and Guarantor ("Stock Purchase Agreement"); and

     WHEREAS, Company, Guarantor, and Purchaser are also willing to enter into certain ancillary agreements in the form attached as exhibits to the Stock Purchase Agreement (the term "Stock Purchase Agreement" includes the exhibits, schedules and ancillary agreements to be delivered at Closing; all capitalized terms are as defined in the Stock Purchase Agreement unless otherwise defined herein); and

     WHEREAS, Guarantor makes certain representations, warranties, indemnities, and covenants in the Stock Purchase Agreement, relating to the payment and performance of certain liabilities and claims of Company which occurred or arose prior to the Closing Date from the Reserve Account (collectively, the "Obligations"); and

     WHEREAS, to the extent that the Reserve Account is insufficient to provide for the payment of such Obligations, Guarantor is willing to guarantee the Obligations to induce Purchaser to enter into the Stock Purchase Agreement;

     NOW, THEREFORE, to induce Purchaser to enter into the Stock Purchase Agreement and in consideration of the foregoing promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees for the benefit of Purchaser, as follows:

1.   GUARANTY.

     1.1 Notwithstanding anything to the contrary contained in this Guaranty, pursuant to the terms of the Stock Purchase Agreement, in the event Purchaser is required to provide for the payment of any Obligation, Purchaser is required to exhaust all sums in the Reserve Account prior to making a demand upon Guarantor for payment. In the event that the funds in the Reserve Account are insufficient to pay any or all claims or liabilities of Company which were incurred

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prior to the Closing Date for which payment has not already been made, Guarantor does hereby unconditionally and irrevocably guarantee to Purchaser the full and prompt performance of the Obligations when such performance is due on a dollar-for-dollar, after-tax basis (with such tax effects to be determined within 20 days of the completion of an audit of Company's financial statements for the first fiscal period following the Closing Date), including but not limited to payment for breach of any of the Obligations. Purchaser and Guarantor agree that Guarantor's liability for the Obligations shall be limited to $1,000,000, exclusive of any amounts in the Reserve Account; provided however, that the following shall not count toward such $1,000,000 limitation:
(i) any Obligation known by Guarantor to exist at the time of the execution of the Stock Purchase Agreement which was not disclosed to Purchaser, or (ii) Obligations resulting from fraud, tax liabilities, or a violation of state or federal statutes or regulations governing the practice of medicine.

     1.2 Subject to the limitations of Section 4 of this Guaranty, Guarantor hereby agrees that if any performance of the Obligations is not rendered in accordance with their terms for any reason whatsoever, Guarantor shall immediately make such payments and performance. Guarantor further agrees to pay Purchaser all expenses (including, without limitation, reasonable attorneys' fees) paid or incurred by Purchaser in endeavoring to obtain performance of the Obligations, to enforce any other obligations guaranteed hereby, or to enforce this Guaranty.

2. REINSTATEMENT OF OBLIGATIONS. If at any time all or any part of any payment or performance made by Guarantor or received by Purchaser from Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Guarantor or Company), then the obligations of Guarantor hereunder shall, to the extent of the payment or performance rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment or performance made by Guarantor, or receipt of payment or performance by Purchaser, and the obligations of Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment or performance, all as though such previous payment or performance by Guarantor had never been made.

3. WAIVERS BY GUARANTOR. To the extent permitted by law, Guarantor hereby waives and agrees not to assert or take advantage of (as a defense or otherwise) any one or more of the following:

     3.1 Except as provided in Section 1.1 herein, any right to require Purchaser to proceed against Company or any other person or to proceed against or exhaust any security held by Purchaser at any time or to pursue any other remedy in Purchaser's power or under any other agreement before proceeding against Guarantor hereunder; and any right or claim or right to cause a marshaling of the assets of Guarantor;

     3.2 Any defense arising from the failure of Purchaser (i) to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or


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persons; (ii) to ascertain the extent or nature of the Collateral or other rights with respect thereto, or the liability of any liable party or the obligations evidenced or secured thereby; and

     3.3    An assertion or claim that the automatic stay provided by 11 U.S.C.
Section 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Company) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Purchaser to enforce any of its rights, whether now or hereafter required, which Purchaser may have against Guarantor.

4. TERM. The term of this Guaranty shall be three (3) years from the date hereof, except for (i) any Obligation known by Guarantor to exist at the time of the execution of the Stock Purchase Agreement which was not disclosed to Purchaser, or (ii) Obligations resulting from fraud, tax liabilities, or a violation of state or federal statutes or regulations governing the practice of medicine, in which case the Guaranty shall continue.

5.   GENERAL PROVISIONS.

     5.1 FULL RECOURSE. Except as provided in Section 1.1 herein concerning the requirement that Purchaser first exhaust all sums in the Reserve Account prior to making demand on Guarantor, or in Section 4 covering the term of this Guaranty, all of the terms and provisions of this Guaranty are recourse obligations as to Guarantor and not restricted by any limitation on personal liability.

     5.2 KNOWLEDGE OF COMPANY AND COMPANY'S SHAREHOLDER. As the sole shareholder, director, and officer of Company prior to the Closing, Guarantor warrants and represents that Guarantor is fully aware of the financial and other conditions and status of Company and is executing and delivering this Guaranty based solely upon Guarantor's own knowledge and independent investigation of all matters pertinent hereto, and that Guarantor is not relying in any manner upon any representation or statement of Purchaser, except as set forth in the Stock Purchase Agreement. Guarantor warrants, represents and agrees that Guarantor is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning the financial and other conditions and status of Company and any other matter pertinent hereto, and that Guarantor is not relying upon Purchaser to furnish, and shall have no right to require Purchaser to obtain or disclose, any information with respect to the Obligations guaranteed hereby, the financial condition or character of Company or the ability of Company to pay or perform the Obligations guaranteed hereby, the existence of any security for any or all of such indebtedness or obligations, the existence or nonexistence of any other guaranties of all or any part of such indebtedness or obligations, any actions or non-action on the part of Purchaser, Company or any other person or entity, or any other matter, fact or occurrence whatsoever. By executing this Guaranty, Guarantor acknowledges and knowingly accepts the full range of risks encompassed within a contract of guaranty.


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     5.3    SURVIVAL/BREACH BY PURCHASER.  Except for a material breach by
Purchaser of a provision of the Stock Purchase Agreement and Employment Agreement, and subject to the term set forth herein, this Guaranty shall be and shall remain in full force and effect and shall survive the exercise of any remedy by Purchaser under law, in equity, and under the Stock Purchase Agreement, including, without limitation, any foreclosure or deed in lieu thereof. In the event of a material breach by Purchaser of a provision of the Stock Purchase Agreement or the Employment Agreement, the obligations, waivers and subrogation of Guarantor hereunder shall be suspended until such breach is cured.

     5.4 RESERVATION OF RIGHTS. Nothing contained in this Guaranty shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Purchaser may have against Company, Guarantor or any other party under any applicable federal, state or local laws, all such rights being hereby expressly reserved.

     5.5 RIGHTS CUMULATIVE. Purchaser's rights under this Guaranty shall be in addition to all rights of Purchaser under law, in equity, and any other agreement.

     5.6 MITIGATION. Purchaser must act in good faith to mitigate any damages or costs suffered as a result of Guarantor's failure to perform the Obligations.

     5.7 ENTIRE AGREEMENT; AMENDMENT; SEVERABILITY. Except as set forth in the Stock Purchase Agreement, this Guaranty contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters; and Guarantor and Purchaser acknowledge that there are no contemporaneous oral agreements with respect to the subject matter hereof. This Guaranty may not be changed, modified or amended, except by a writing executed by the parties hereto; and no obligation of Guarantor can be released or waived by Purchaser or any agent of Purchaser, except by a writing duly executed by Purchaser. A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Guaranty to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     5.8 GOVERNING LAW; BINDING EFFECT; ASSIGNMENT; WAIVER OF ACCEPTANCE. This Guaranty shall be governed by and construed in accordance with the laws of the State of California, except to the extent that the applicability of any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling. The provisions of this Guaranty shall be binding upon Guarantor and its respective heirs, executors, legal representatives, successors and assigns and shall inure to the benefit of Purchaser, the heirs, executors, legal representatives, successors and assigns of Purchaser. This Guaranty shall in no event be impaired by any change which may arise by reason of the death of Guarantor or by reason of the dissolution of Company. Except for an assignment to St. Joseph's Hospital Systems, St Joseph's Foundation, St. Joseph's Medical Corporation, or any of their affiliates, this Guaranty is assignable by Purchaser with Seller's consent, which consent shall not


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be unreasonably withheld, and any full or partial assignment hereof by Purchaser shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Purchaser and so assigned by Purchaser. Guarantor expressly waives notice of transfer or assignment of this Guaranty and acknowledges that the failure by Purchaser to give any such notice shall not affect the liabilities of Guarantor hereunder. Notwithstanding the foregoing, Guarantor shall not assign any of its rights or obligations under this Guaranty.
Guarantor hereby waives any acceptance of this Guaranty by Purchaser, and this Guaranty shall immediately be binding upon Guarantor.

     5.9 NOTICES. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Guaranty or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Guaranty or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     5.10 NO WAIVER; TIME OF ESSENCE; BUSINESS DAY. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Guaranty is subject to enforcement at law or in equity, including actions for damages or specific performance. All damages sought shall be on a dollar-for-dollar, after-tax basis, with such tax effects to be determined within 20 days of the completion of an audit of Company's financial statements for the first fiscal period following the Closing Date.. Time is of the essence hereof. The term "business day" as used herein shall mean a weekday, Monday through Friday, except a legal holiday.

     5.11 SUCCESSIVE ACTIONS. A separate right of action hereunder shall arise each time Purchaser acquires knowledge of any failure of payment or performance of any matter guaranteed by Guarantor under this Guaranty. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Guarantor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.


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6.   ARBITRATION.  The parties firmly desire to resolve all disputes arising hereunder without resort to litigation in order to protect their respective business reputations and the confidential nature of certain aspects of their relationship. Accordingly, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration as set forth below.

     6.1 All disputes which in any manner arise out of or relate to this Agreement or the subject matter thereof, shall be resolved exclusively by arbitration in accordance with the provisions of this Section 6. Either party may commence arbitration by sending a written demand for arbitration to the other party, setting forth the nature of the controversy, the dollar amount involved, if any, and the remedies sought, and attaching a copy of this Section to the demand.

     6.2 The parties stipulate to arbitration before a single, mutually agreed upon arbitrator sitting on the Los Angeles, California Judicial Arbitration Mediation Services (JAMS) panel. In the event that the parties are unable to agree upon the person chosen as arbitrator within 30 days of the demand for arbitration, the arbitrator shall be selected in the sole discretion of the JAMS administrator. The arbitrator shall be a member of the California bar.

     6.3 The parties shall share all costs of arbitration. The prevailing party shall be entitled to reimbursement by the other party of such party's attorneys' fees and costs and any arbitration fees and expenses incurred in connection with the arbitration hereunder.

     6.4 The substantive law of the State of California shall be applied by the arbitrator. All proceedings in arbitration shall be in accordance with the California Code of Civil Procedure, as amended, and the parties shall have the right to legal discovery in any matter submitted to arbitration in satisfaction of California Code of Civil Procedure Section 1283.05, as permitted by California Code of Civil Procedure Section 1283.1(b).

     6.5 Arbitration shall take place in Los Angeles, California unless the parties otherwise agree. As soon as reasonably practicable, a hearing with respect to the dispute or matter to be resolved shall be conducted by the arbitrator. As soon as reasonably practicable thereafter, the arbitrator shall arrive at a final decision, which shall be reduced to writing, signed by the arbitrator and mailed to each of the parties and their legal counsel.

     6.6 All decisions of the arbitrator shall be final, binding and conclusive on the parties and shall constitute the only method of resolving disputes or matters subject to arbitration pursuant to this Agreement. The arbitrator or a court of appropriate jurisdiction may issue a writ of execution to enforce the arbitrator's judgment. Judgment may be entered upon such a decision in accordance with applicable law in any court having jurisdiction thereof.

     6.7 Notwithstanding the foregoing, because time is of the essence of this Agreement, the parties specifically reserve the right to seek a judicial temporary restraining order, preliminary injunction, or other similar equitable relief.


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     6.8    The decision and award of the arbitrator shall be kept confidential by the parties to the greatest extent possible. No disclosure of such decision or award shall be made by the parties except as required by law or as necessary or appropriate to effect the enforcement thereof.

     6.9 Should either Employer or Physician institute any action or procedure to enforce this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder (including without limitation arbitration), the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including without limitation reasonable attorneys' fees, incurred by the prevailing party in connection with such action or proceeding.

     IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of the day and year first above written.




                                  By:  /s/ Melvin L. Reich
                                       -------------------------------------
                                       Melvin L. Reich, D.O.



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